UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2009
Flagstar Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Michigan	1-16577	38-3150651
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

5151 Corporate Drive, Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)
(248) 312-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officer; Compensatory Arrangements of Certain Officers
Resignation of Directors
On May 26, 2009, Michael Lucci, Sr., Robert W. DeWitt, and William F. Pickard resigned from the Board of Directors (the “Board”) of Flagstar Bancorp, Inc. (the “Company”) as a result of the election of Walter N. Carter, Lesley Goldwasser and David L. Treadwell to the Board at the Company’s 2009 Annual Meeting of Stockholders (the “Annual Meeting”).
Amendment to the Company’s 2006 Equity Incentive Plan (the “2006 Plan”)
At the Annual Meeting on May 26, 2009, the Company’s stockholders approved the following amendments to the 2006 Plan:
(i) increase the total number of shares of the Company’s common stock available for awards under the 2006 Plan by 75,000,000, from 2,268,280 shares to 77,268,280 shares; and
(ii) to increase the individual annual grant limit for options and stock appreciation rights to 5,000,000 shares from 750,000 shares and for all other awards to 10,000,000 shares from 400,000 shares.
The Board approved the amendments to the 2006 Plan on March 28, 2009, subject to stockholder approval.
A description of the 2006 Plan is set forth in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2009 (the “2009 Proxy Statement”) in “ANNEX C — 2006 EQUITY INCENTIVE PLAN INFORMATION.” The description of the 2006 Plan is qualified in its entirety by reference to the full text of the 2006 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 5.03 Amendments to Articles of Incorporation and Bylaws; Change in Fiscal Year
At the Annual Meeting on May 26, 2009, the Company’s stockholders approved amendments to the Company’s Amended and Restated Articles of Incorporation (the “Articles”) to increase the number of authorized shares of common stock from 150,000,000 to 750,000,000, delete the requirement to divide the Board into two classes of directors, delete references to Chapter 7B of the Michigan Business Corporation Act, require majority voting for the election of directors in non contested elections, and reduce to a majority of the Board, from two-thirds of the Board, the vote required by directors to adopt, repeal, alter, amend and rescind the Company’s bylaws. On May 29, 2009, the Company filed a Certificate of Amendment to the Articles with the State of Michigan for the purpose of amending the Articles in accordance with the vote of the Company’s shareholders. The Articles, as amended, are attached as Exhibit 3.1.
Also, subject to shareholder approval of the amendments to the Articles, the Board previously approved amendments to the Company’s Fifth Amended and Restated Bylaws to delete the requirement to divide the Board into two classes of directors, require majority voting for the election of directors in non contested elections, and reduce to a majority of the Board, from two-thirds of the Board, the vote required by directors to adopt, repeal, alter, amend and rescind such Bylaws. The amendments to, and the restatement of, the Fifth Amended and Restated Bylaws of the Company were effective upon the effectiveness of the amendments to the Articles. The Sixth Amended and Restated Bylaws of the Company are attached as Exhibit 3.2.
Item 8.01. Other Events.
The Company held the Annual Meeting on May 26, 2009. A total of 452,743,721 shares of voting stock and 77,743,721 shares of common stock were represented in person or by proxy, or 97.3% of the total voting stock outstanding and 86.0% of the total common stock outstanding, respectively. The results of the 11 proposals presented to the Company’s stockholders at the Annual Meeting were as follows (numbers reflect voting stock unless otherwise noted):

     (i) elected the 10 director nominees:

Name	For	Withheld

Walter N. Carter	443,537,294	9,206,427

James D. Coleman	449,726,625	3,017,096

Gregory Eng	440,409,809	12,333,912

Lesley Goldwasser	450,143,958	2,599,763

Mark T. Hammond	443,629,414	9,114,307

Jay J. Hansen	450,199,521	2,544,200

David J. Matlin	440,378,092	12,365,629

Mark Patterson	443,380,706	9,363,015

B. Brian Tauber	450,179,086	2,564,635

David L. Treadwell	450,189,717	2,554,004
     Thomas J. Hammond continued as a director after the Annual Meeting.
(ii) approved an amendment to the Articles increasing the number of authorized shares of common stock from 150,000,000 to 750,000,000:

	For	Against	Abstain	Broker Non-Vote

Voting Stock	431,464,021	1,150,017	93,356	20,036,327

Common Stock	56,464,021	1,150,017	93,356	20,036,327
(iii) approved an amendment to the Articles deleting the requirement to divide the Board into two classes of directors:

For	Against	Abstain	Broker Non-Vote

438,981,772	845,959	139,413	12,776,577
(iv) approved an amendment to the Articles deleting references to Chapter 7B of the Michigan Business Corporation Act:

For	Against	Abstain	Broker Non-Vote

439,049,808	723,268	194,046	12,776,599
(v) approved the issuance of common stock upon exercise of the warrant issued to the United States Department of the Treasury:

For	Against	Abstain	Broker Non-Vote

431,769,277	809,376	98,169	20,066,899

(vi) approved the issuance of common stock upon exercise of the warrants issued to certain investors in the Company’s private placement closed in May 2008:

For	Against	Abstain	Broker Non-Vote

431,732,216	853,349	117,505	20,040,651
(vii) approved an amendment to the Articles requiring majority voting for the election of directors in non contested elections:

For	Against	Abstain	Broker Non-Vote

450,655,119	1,939,396	149,206	0
(viii) approved an amendment to the Articles reducing, to a majority of the Board, the vote required by directors to adopt, repeal, alter, amend and rescind the Bylaws:

For	Against	Abstain	Broker Non-Vote

449,500,748	2,951,431	291,542	0
(ix) ratified the appointment of Virchow Krause & Company, LLP, by the audit committee of the Board, as the Company’s independent registered public accountants for the year ending December 31, 2009:

For	Against	Abstain	Broker Non-Vote

451,023,445	1,522,980	197,296	0
(x) approved the compensation of executives named in the summary compensation table, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, as described in the compensation discussion and analysis and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosures) in the 2009 Proxy Statement:

For	Against	Abstain	Broker Non-Vote

448,664,735	3,641,121	437,865	0
(xi) approved the amendments to the 2006 Plan to increase the number of shares available for issuance and the individual share limits.

For	Against	Abstain	Broker Non-Vote

424,167,929	8,459,214	80,229	20,036,349
Item 9.01 Financial Statements and Exhibits
          (c) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

3.1	Amended and Restated Articles of Incorporation of the Company, as amended.

3.2	Sixth Amended and Restated Bylaws of the Company

10.1	Flagstar Bancorp Inc. 2006 Equity Incentive Plan, as amended

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAGSTAR BANCORP, INC.
Dated: May 29, 2009	By:	/s/ Paul D. Borja
Paul D. Borja
Executive Vice-President and Chief Financial Officer